UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2018

HELIOS AND MATHESON ANALYTICS INC.

(Exact name of Registrant as specified in charter)

Delaware	0-22945	13-3169913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Empire State Building

350 5th Avenue

New York, New York 10118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 979-8228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 25, 2018, Carl J. Schramm resigned from the Board of Directors (the “Board”) of Helios and Matheson Analytics Inc. (the “Company”) and each Board committee of which he was a member. Prior to his resignation, Mr. Schramm was a member of the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Pricing Committee. Mr. Schramm had served as a member of the Board and its Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee since November 9, 2016 and as a member of the Pricing Committee since December 10, 2017.

In a letter dated August 25, 2018, Mr. Schramm claims that for the past several months he sought information about the Company’s financial status, operations, and strategy, and objected to the timing provided Board members to consider various complex issues.

The Company is unaware of any unanswered requests for information by Mr. Schramm. The Board and committees of which Mr. Schramm was a member have met at least 25 times at duly convened meetings thus far in 2018, and the Company firmly believes that it has kept the Board fully informed and has provided all information needed for Board members to exercise their responsibilities.

The Company experienced unprecedented and unanticipated growth since acquiring a majority stake in MoviePass Inc. in August 2017. The issues associated with this growth have placed significant demands on the Company’s management and its Board, as evidenced by the substantial number of Board and committee meetings referenced above, but the Company firmly believes all Board and committee meetings have been duly noticed and held, and no material information has been withheld from any Board member.

A copy of Mr. Schramm’s resignation letter is included as Exhibit 17.1 to this Current Report on Form 8-K. The foregoing summary of Mr. Schramm’s resignation letter is qualified in its entirely by reference to such exhibit.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
17.1	Carl J. Schramm Resignation Letter, dated August 25, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIOS AND MATHESON ANALYTICS INC.

Date: August 30, 2018	By:	/s/ Theodore Farnsworth
Theodore Farnsworth Chief Executive Officer

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